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                                                                     EXHIBIT 4.1

      COMMON STOCK                                            COMMON STOCK
PAR VALUE $.01 PER SHARE                                PAR VALUE $.01 PER SHARE

        NUMBER                                                   SHARES
________________________                                ________________________


________________________                                ________________________

  THIS CERTIFICATE IS                                       CUSIP 30218U 10 8
    TRANSFERABLE IN                                          SEE REVERSE FOR
   NEW YORK, NY AND                                        CERTAIN DEFINITIONS
  RIDGEFIELD PARK, NJ


                           EXPRESSJET HOLDINGS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


This certifies that





is the owner of


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

ExpressJet Holdings, Inc. (hereinafter and on the back hereof called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by its duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the laws of the State of Delaware and to all of the provisions of the Restated Certificate of Incorporation and the Bylaws of the Corporation, as amended from time to time (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signature of the Corporation's duly authorized officers.

                              CERTIFICATE OF STOCK

/s/ JAMES B. REAM                               DATED:
                   PRESIDENT
                                                COUNTERSIGNED AND REGISTERED:
                                                  MELLON INVESTOR SERVICES LLC
                                    [SEAL]          TRANSFER AGENT AND REGISTRAR

                                                BY:
/s/ SCOTT R. PETERSON
                   SECRETARY                                AUTHORIZED SIGNATURE


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                           EXPRESSJET HOLDINGS, INC.

         The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The rights of persons who are not "Citizens of the United States" (as defined in 49 U.S.C. 40102(a)(15), as now in effect or as hereafter amended) to vote the securities represented by this certificate are subject to certain restrictions contained in the Restated Certificate of Incorporation and Bylaws of the Corporation, copies of which are on file at the principal executive offices of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common                UNIF GIFT IN ACT____________Custodian_________
   TEN ENT - as tenants by the entireties                            (Cust)            (Minor)
   JT TEN  - as joint tenants with right of                      under Uniform Gifts to Minors
             survivorship and not as tenants                     Act___________________________
             in common                                                       (State)

     Additional abbreviations may also be used though not in the above list.

For value received, _______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

_______________________________________________________________________________

_______________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power or substitution in the premises.

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
Dated______________________________


                                             X_______________________________________
                                                            (SIGNATURE)
                 NOTICE:
        THE SIGNATURE(S) TO THIS
        ASSIGNMENT MUST CORRESPOND
        WITH THE NAME(S) AS WRITTEN
        UPON THE FACE OF THE CERTI-
        FICATE IN EVERY PARTICULAR,
        WITHOUT ALTERATION OR
        ENLARGEMENT OR ANY CHANGE
        WHATEVER.
                                               X______________________________________
                                                           (SIGNATURE)

This Certificate also evidences and           ________________________________________
entitles the holder hereof to certain         THE SIGNATURE(S) MUST BE GUARANTEED
rights (the "Rights") as set forth in         BY AN ELIGIBLE GUARANTOR INSTITUTION AS
the Amended and Restated Rights Agreement     DEFINED IN RULE 17Ad-15 UNDER THE
between ExpressJet Holdings, Inc.,            SECURITIES EXCHANGE ACT OF 1934, AS
Mellon Investor Services LLC and              AMENDED.
Continental Airlines, Inc., dated as of       _______________________________________
April 2002 as it may from time to time be     SIGNATURE(S) GUARANTEED BY:
amended or supplemented pursuant to its
terms (the "Rights Agreement"), the terms
of which are hereby incorporated herein
by reference. A copy of the Rights
Agreement is on file at the principal
executive offices of ExpressJet Holdings,
Inc. Under certain circumstances set
forth in the Rights Agreement, such Rights
will be evidenced by separate certificates
and will no longer be evidenced by this
certificate. Mellon Investor Services
LLC will mail to the holder of this
certificate a copy of the Rights Agreement
without charge after receipt of a written
request therefor. Under certain
circumstances, Rights that are or were
acquired or beneficially owned by
Acquiring Persons (as defined in the
Rights Agreement) may become null
and void.                                    ________________________________________

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